EXHIBIT 12.1

to the Annual Report

on Form 20-F

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Guo Shengkun, principal executive officer of Aluminum Corporation of China Limited ("Chalco"), certify that:

1.	I have reviewed this annual report on Form 20-F of Chalco;
2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Chalco as of, and for, the periods presented in this annual report;

4.	Chalco's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Chalco and have:
a.

designed such disclosure controls and procedures to ensure that material information relating to Chalco, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

	b.	evaluated the effectiveness of Chalco's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
	c.	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5.

Chalco's other certifying officers and I have disclosed, based on our most recent evaluation, to Chalco's auditors and the audit committee of Chalco's board of directors (or persons performing the equivalent function):

a.

all significant deficiencies in the design or operation of internal controls which could adversely affect Chalco's ability to record, process, summarize and report financial data and have identified for Chalco's auditors any material weaknesses in internal controls; and

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	b.	any fraud, whether or not material, that involves management or other employees who have a significant role in Chalco's internal controls; and
6.

Chalco's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

By: /s/ Guo Shengkun Guo Shengkun Chairman, President and Chief Executive Officer
Date: June 20, 2003

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CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Chen Jihua, principal financial officer of Aluminum Corporation of China Limited ("Chalco"), certify that:
1.	I have reviewed this annual report on Form 20-F of Chalco;
2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Chalco as of, and for, the periods presented in this annual report;

4.	Chalco's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Chalco and have:
a.

designed such disclosure controls and procedures to ensure that material information relating to Chalco, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

	b.	evaluated the effectiveness of Chalco's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
	c.	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;
5.

Chalco's other certifying officers and I have disclosed, based on our most recent evaluation, to Chalco's auditors and the audit committee of Chalco's board of directors (or persons performing the equivalent function):

a.

all significant deficiencies in the design or operation of internal controls which could adversely affect Chalco's ability to record, process, summarize and report financial data and have identified for Chalco's auditors any material weaknesses in internal controls; and

	b.	any fraud, whether or not material, that involves management or other employees who have a significant role in Chalco's internal controls; and

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6.

Chalco's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

By:/s/ Chen Jihua Chen Jihua Vice President and Chief Financial Officer
Date: June 20, 2003

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